                                                                 August 1, 1999
Dear Shareholder:

  For the three months ended June 30, 1999, The Zweig Fund's net asset value increased 8.1%, including $0.30 in reinvested distributions. During the same period, the Standard & Poor's 500 Index rose 7.0% with dividends reinvested.

  The Fund's net asset value for the six months ended June 30, 1999, gained 8.1%, including $0.59 per share in reinvested distributions. The S&P's 500 Index, with dividends, rose 12.4% for the same period.

  Consistent with our policy of trying to minimize risk while earning reasonable returns, our average equity exposure during the first six months of 1999 was approximately 80%.

  We beat the market in the second quarter because value stocks, toward which we are heavily biased, came back. Although we do own Microsoft and Dell and other growth stocks, the bulk of our portfolio is in higher yielding stocks with low price/earnings ratios. These are the stocks that improved during the quarter. I believe the gulf between value and growth stocks will narrow somewhat and not be as wide as it was in 1998 and early 1999.

  Interest rates kept going up during the quarter and our monetary indicators, which dominate our overall model, became pretty negative. As a result, we slowly sold stocks in dribs and drabs. On June 30 we were 63% in equities against 77% at the close of March. I wouldn't want to go below 60% unless things get really bad.

  I don't think the monetary situation is necessarily as bad as our numbers read and I don't want to get overly bearish. It wouldn't take much of a drop in rates to get that monetary model back to neutral. Even a dip of 15 to 20 basis points would help our indicators quite a bit.


                             DISTRIBUTION DECLARED

  On June 21, 1999, the Fund announced a distribution of $0.31 per share payable on July 26, 1999, to shareholders of record July 8, 1999. Including this distribution, the Fund's total payout since inception is now $14.37 per share.


                                MARKET OUTLOOK

  I think there is some validity to the comment that the recent quarter-point rise by the Fed is akin to a flu shot that will help prevent more serious economic ailments in the future. The Fed had a good excuse to tighten because we had a report that the Consumer Price Index had risen 0.7% in one month. That would be horrendous on an annualized basis. However it looked like an aberration and I think it was. In the following two months the CPI was flat.

  There is very little evidence of inflation at this writing. Other than the prices of oil and industrial-type metals, which had picked up, most commodities have not risen. In fact, agricultural products are in a depression. Corn, wheat, soybeans, oats, cocoa, coffee, and orange juice are getting killed. A lot of other prices have been weak. Lumber rose because housing was strong but turned down again. I don't see any signs that inflation is a problem and I don't think the Fed will tighten unless there is tangible evidence of inflation.

  With low inflation, a robust economy, and strong profits--an unusual combination--it looks like the best of all possible worlds. Earnings of the S&P 500 rose 10.5% in the first quarter and second-quarter estimates range from 11% to 15%. I don't have any forecasts on profits but there doesn't seem to be anything on the horizon to sidetrack this trend.

  Although U.S. investors are putting less money into stock funds--about $16.4 billion in May, down 36% from April--I don't think this is a cause for concern. The flows are down but that is only part of the equation. People seem to be buying more stocks outright. I have studied and tested the flows into mutual funds and have not been able to come up with all that much in terms of forecasting the market.

  A few times in recent years when the market got pounded--including last August--the flows turned negative right at the bottom of the market. If you look at the flows at face value, they are often more useful as a sentiment indicator than a trend-following one. If you get a sell-off in the market and the flows turn negative, it might be a time to buy.

  The slow economic growth in Europe, Asia, and Latin America has been good for us because it has reduced inflationary pressures around the world without much adverse impact on our economy. Now there is anecdotal evidence that Asia--especially Japan--is picking up. There are also signs that Europe is beginning to strengthen. If these trends continue, the $64,000 question is whether inflation will follow. Because there is still a lot of excess manufacturing in the world, I don't see any inflationary alarm signals from the international scene. It is also worth noting that countries like Japan, China, and Argentina are experiencing deflation and parts of Europe are close to a similar situation.

  However, there is concern that deflation and slower growth in China could lead to Chinese devaluation and widespread competitive devaluations. Earlier this year I felt that China would not devalue in the near future and it did not. Now I think there is some chance that it will devalue. I don't know what the odds are--probably less than fifty-fifty. Will it hurt the U.S. if China devalues? I think the market might sell off for a couple of days on that news but I don't see it having much of a long-term effect. I believe China ultimately will act in its own best interest and I don't think it is worth our worrying about.

  There has been speculation about the likelihood of weakness in Argentina spreading to Brazil. This is sort of funny because six months ago we were concerned about the Brazilian weakness spreading to Argentina. Brazil meanwhile has kind of muddled through. I don't know whether Argentina will impact Brazil, a much larger country. So far the situation is livable but it is one of the things the market worries about. However, it is said that a bull market climbs a wall of worry. If it is not Argentina or Brazil or China, it is something else. Of course it is possible that a crisis could start somewhere in the world and it could be in one of those places.

  I would like to take issue with those who compare the Internet boom with the Dutch tulip mania of the 17th century. Yes, there is widespread speculation on the Internet. The big difference is that tulips have very little inherent value while the Internet is one of the greatest inventions mankind has ever seen. It is revolutionizing the entire world. There will not be a single industry on the face of the earth that will not be affected by it. It will provide explosive growth for some businesses and hurt others.

  The problem is that there are already dozens if not hundreds of Internet stocks just as there were hundreds of automobile companies in the early 1900's. Somewhere between 1905 and 1908 there were close to 500 auto companies in the U.S. By the 1950's, there were just five and today there are only two and a half. The automobile industry did grow and transformed the world. The Internet will do the same. Substituting cable for roads, it is going to change forever the way commerce is done.

  It may be that people are speculating excessively on certain Internet companies. Some of the speculation may even be akin to what happened with tulip bulbs. As with any type of newly created industries such as railroads, automobiles, biotechs, or personal computers, there will be excessive speculation. Ultimately, there will be a huge shakeout and lots of companies will go down the tubes. Some won't be around five years from now. The biggest winners may not yet be on the stage. That is the way it has always been.

  Actually I view the Internet as a very positive market factor. It will cause tremendous competition and expand trade but will decrease profit margins. It will increase employment, keep real wages from rising, and put long-term downward pressure on inflation for years to come. However, it is important to remember that even with the Internet and the efficiencies of computerization, a lot can still go wrong.

  I would describe our current stock position as slightly less than normal but we are not in a bearish posture. Although we are relatively neutral on the market, that doesn't mean it can't go up. I would still give the bulls the edge for the moment. We cut back because of the rise in interest rates and other risks out there. However, I am not yet ready to throw in the towel on this market.


                             PORTFOLIO COMPOSITION

  While the composition of our leading industry groups was basically unchanged during the second quarter, there were some variations in percentages held and in rankings because of our reduced exposure. On June 30 these sectors included financial services, technology, manufacturing, utilities, telecommunications, and retail trade and services. Of the above groups, the strong performances of manufacturing and technology were especially noteworthy.

  At this writing, our largest individual holdings include Whirlpool, Knight-Ridder, Allstate, Wal-Mart, CNF Transportation, General Motors, GPU, International Paper, PACCAR and B.F. Goodrich. With the exception of Allstate and General Motors, all are new to this listing.

  We have added to our positions in CNF Transportation, which provides transportation and logistical services worldwide; Knight Ridder, the newspaper publisher; and PACCAR, which produces trucks under various nameplates.

  Whirlpool, GPU, B.F. Goodrich, and Wal Mart gained by appreciation. International Paper has been added to our portfolio.

  We have trimmed our positions in Microsoft, Morgan Stanley, EMC, Telefonos de Mexico, Lucent, Ford, and Burlington Northern but all are still held.

                Sincerely,

                /s/ Martin E. Zweig, Ph.D.

                Martin E. Zweig, Ph.D.
                Chairman

                              THE ZWEIG FUND, INC.

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1999
                                  (Unaudited)

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Common Stocks                                   65.90%
Aerospace & Defense                              1.63%
  B.F. Goodrich & Co..................................  174,200    $  7,403,500
  Northrop Corp.......................................   71,000       4,708,187
                                                                   ------------
                                                                     12,111,687
                                                                   ------------
Apparel Manufacturer                             0.70%
  Liz Claiborne, Inc..................................  142,000       5,183,000
                                                                   ------------
Automotive                                       1.94%
  Ford Motor Co.......................................  120,100       6,778,143
  General Motors Corp.................................  114,600       7,563,600
                                                                   ------------
                                                                     14,341,743
                                                                   ------------
Biotechnology                                    1.35%
  Amgen, Inc..........................................   86,900       5,290,037
  Medimmune, Inc......................................   70,000(a)    4,742,500
                                                                   ------------
                                                                     10,032,537
                                                                   ------------
Cable & Television                               0.67%
  Comcast Corp........................................  129,400       4,973,813
                                                                   ------------
Consumer Durables                                1.80%
  Cooper Tire & Rubber Co.............................  172,800       4,082,400
  Whirlpool Corp......................................  125,100       9,257,400
                                                                   ------------
                                                                     13,339,800
                                                                   ------------
Consumer Products                                0.53%
  Premark International, Inc..........................  104,000       3,900,000
                                                                   ------------
Consumer Services                                0.94%
  H & R Block, Inc....................................  140,000       7,000,000
                                                                   ------------
Engineering & Construction                       0.76%
  Fluor Corp..........................................  138,600       5,613,300
                                                                   ------------
Financial Services                               8.07%
  A.G. Edwards & Sons, Inc............................   86,400       2,786,400
  Aetna, Inc..........................................   70,000       6,260,625
  Allstate Corp.......................................  212,800       7,634,200
  Bear Stearns & Co., Inc.............................  141,284       6,605,027
  Fidelity National Financial Corp....................  107,200       2,251,200
  Fleet Financial Group, Inc..........................  140,000       6,212,500
  Knight/Trimark Group, Inc...........................   70,000       4,221,874
  Loews Corp..........................................   69,000       5,459,625
  Morgan Stanley, Dean Witter, Discover & Co..........   71,500       7,328,750
  PaineWebber Group Inc...............................  139,900       6,540,325
  Ryder Systems, Inc..................................  174,600       4,539,600
                                                                   ------------
                                                                     59,840,126
                                                                   ------------

                                                         Number of    Value
                                                          Shares     (Note 3)
                                                         --------- ------------

Food & Beverage                                    0.46%
  Adolph Coors Co., Class B.............................   68,600  $  3,395,700
                                                                   ------------
Home Builders & Materials                          0.95%
  Fleetwood Enterprises, Inc............................  135,800     3,590,213
  Kaufman & Broad Home Corp.............................  139,100     3,460,112
                                                                   ------------
                                                                      7,050,325
                                                                   ------------
Industrial Services                                0.24%
  Ogden Corp............................................   66,400     1,788,650
                                                                   ------------
Investment Companies                               2.14%
  Blackrock 2001 Term Trust, Inc........................   52,600       473,400
  Blackrock Strategic Term Trust, Inc...................   52,600       479,975
  Central European Equity Fund, Inc.....................   70,900       926,131
  Emerging Markets Infrastructure Fund, Inc.............  199,600     1,858,775
  Emerging Markets Telecommunications Fund, Inc.........   76,800       849,600
  France Growth Fund, Inc...............................   64,500       886,875
  Gabelli Global Multimedia Trust Fund, Inc.............   99,700     1,495,500
  Italy Fund, Inc.......................................   62,000       906,750
  Mexico Fund, Inc......................................  161,100     2,789,044
  Morgan Stanley Emerging Markets Fund, Inc.............  121,900     1,432,325
  Royce Value Trust, Inc................................  144,155     1,910,054
  Swiss Helvetia Fund, Inc..............................  107,200     1,494,100
  Templeton Dragon Fund, Inc............................   35,000       387,188
                                                                   ------------
                                                                     15,889,717
                                                                   ------------
Leisure                                            0.61%
  Brunswick Corp........................................  161,300     4,496,238
                                                                   ------------
Manufacturing                                      6.53%
  Borg-Warner Automotive, Inc...........................   94,400     5,192,000
  Cummins Engine Company, Inc...........................  102,000     5,826,750
  Dana Corp.............................................  104,700     4,822,744
  Delphi Automotive Systems.............................  175,000     3,248,438
  Ingersoll-Rand Co.....................................   94,500     6,107,063
  Johnson Controls, Inc.................................  103,500     7,173,844
  Milacron, Inc.........................................   99,100     1,833,350
  PACCAR, Inc...........................................  138,900     7,413,786
  Tyco International Ltd................................   71,400     6,765,150
                                                                   ------------
                                                                     48,383,125
                                                                   ------------
Medical Supplies                                   1.04%
  Guidant Corp..........................................   50,800     2,613,025
  Mallinckrodt, Inc.....................................  140,000     5,092,500
                                                                   ------------
                                                                      7,705,525
                                                                   ------------
Metals & Mining                                    2.46%
  AK Steel Holdings Corp................................  201,500     4,533,750
  Alcan Aluminum Ltd....................................  136,200     4,349,888
  Placer Dome Inc.......................................  231,000     2,728,687
  USX-U.S. Steel Group..................................  244,400     6,598,800
                                                                   ------------
                                                                     18,211,125
                                                                   ------------

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                       ---------   ------------

Oil & Oil Services                               1.32%
  Sunoco, Inc.........................................  210,400    $  6,351,450
  Tidewater, Inc......................................  113,000       3,446,500
                                                                   ------------
                                                                      9,797,950
                                                                   ------------
Paper & Forest Products                          2.37%
  Boise Cascade Corp..................................   71,400       3,070,200
  Fort James Corp.....................................   70,000       2,651,250
  International Paper Co..............................  147,000       7,423,500
  Louisiana-Pacific Corp..............................  184,800       4,389,000
                                                                   ------------
                                                                     17,533,950
                                                                   ------------
Pharmaceuticals                                  1.10%
  Elan Corp...........................................  122,500       3,399,375
  Warner Lambert Co...................................   68,300       4,738,312
                                                                   ------------
                                                                      8,137,687
                                                                   ------------
Printing & Publishing                            1.06%
  Knight-Ridder, Inc..................................  143,300       7,872,544
                                                                   ------------
Retail Trade & Services                          4.67%
  Best Buy, Inc.......................................  107,500(a)    7,256,250
  Home Depot, Inc.....................................  105,400       6,791,713
  Limited, Inc........................................   31,500       1,429,313
  Pier 1 Imports, Inc.................................  354,800       3,991,500
  Sears Roebuck & Co..................................   50,400       2,245,950
  Supervalu, Inc......................................  206,400       5,301,900
  Wal-Mart Stores, Inc................................  158,100       7,628,325
                                                                   ------------
                                                                     34,644,951
                                                                   ------------
Technology                                       6.91%
  Adaptec, Inc........................................  105,000(a)    3,707,813
  America Online, Inc.................................   49,000(a)    5,414,500
  Applied Materials, Inc..............................   65,400(a)    4,831,425
  Autodesk, Inc.......................................  210,000       6,208,124
  Cisco Systems, Inc..................................   98,600(a)    6,359,700
  Dell Computer Corp..................................  157,100(a)    5,812,700
  EMC Corp............................................  106,600(a)    5,863,000
  Intel Corp..........................................   97,300       5,789,350
  Microsoft Corp......................................   79,900(a)    7,205,981
                                                                   ------------
                                                                     51,192,593
                                                                   ------------
Telecommunications                               5.61%
  Lucent Technologies Co..............................  105,500       7,114,656
  MCI Worldcom, Inc...................................   62,300(a)    5,373,375
  Nokia Corp..........................................   67,300       6,162,156
  Tele Norte Leste Participacoes S.A., ADR............  320,100       5,941,856
  Telefonos de Mexico S.A., ADR.......................   70,200       5,673,038
  Telephone & Data Systems, Inc.......................   87,500       6,392,969
  Telesp Participacoes S.A., ADR......................  214,100       4,897,538
                                                                   ------------
                                                                     41,555,588
                                                                   ------------
Textiles                                         1.16%
  Armstrong World Industries, Inc.....................   88,900       5,139,531
  Shaw Industries, Inc................................  210,000       3,465,000
                                                                   ------------
                                                                      8,604,531
                                                                   ------------

                                                       Number of      Value
                                                        Shares       (Note 3)
                                                      -----------  ------------

Transportation                                  2.90%
  Burlington Northern Santa Fe Corp..................     229,800  $  7,123,800
  CNF Transportation, Inc............................     198,300     7,609,763
  USFreightways Corp.................................     146,200     6,770,888
                                                                   ------------
                                                                     21,504,451
                                                                   ------------
Utilities-Electric & Natural Gas                5.98%
  CMS Energy.........................................      63,100     2,642,313
  Edison International...............................     203,000     5,430,250
  Energy East Corp...................................      70,000     1,820,000
  GPU, Inc...........................................     177,000     7,467,188
  PG&E Corp..........................................     208,300     6,769,750
  Public Service Co. of New Mexico...................     130,500     2,593,688
  Texas Utilities Co.................................     178,500     7,363,124
  UniCom Corp........................................     175,300     6,760,006
  UtiliCorp United, Inc..............................     141,300     3,435,356
                                                                   ------------
                                                                     44,281,675
                                                                   ------------
    Total Common Stocks (Cost $413,723,285)......................   488,382,331
                                                                   ------------
                                                       Principal
                                                        Amount
                                                      -----------
United States Government & Agency Obligations   2.73%
  Federal Home Loan Mortgage Corp., 5.125%,
   10/15/2008........................................ $12,100,000    10,998,440
  United States Treasury Notes, 10.75%, 5/15/2003....   4,000,000     4,678,752
  United States Treasury Notes, 6.875%, 5/15/2006....   2,500,000     2,632,813
  United States Treasury Notes, 6.125%, 8/15/2007....   1,900,000     1,921,375
                                                                   ------------
    Total United States Government & Agency Obligations (Cost
     $21,332,456)................................................    20,231,380
                                                                   ------------
Short-Term Investments                         30.81%
  AT&T Capital Corp., 5.00%, 7/8/99..................  25,000,000    24,975,671
  Bell Atlantic Network Funding, 4.95%, 7/7/99.......  25,000,000    24,979,338
  BellSouth Telecommunications, Inc., 4.83%, 7/9/99..  31,500,000    31,466,062
  BP America Inc., 5.70%, 7/1/99.....................  20,000,000    20,000,000
  Citibank Capital Market, 5.875%, 7/1/99............  30,000,000    30,000,000
  Exxon Imperial Inc., 5.80%, 7/1/99.................  17,000,000    17,000,000
  Gannett Co., 4.90%, 7/8/99.........................  25,000,000    24,976,151
  General Electric Capital Corp., 4.96%, 7/6/99......  30,000,000    29,979,308
  Mobil Corp., 5.04%, 7/2/99.........................  25,000,000    24,996,497
                                                                   ------------
    Total Short-Term Investments (Cost $228,373,027).............   228,373,027
                                                                   ------------
    Total Investments (Cost $663,428,768)............       99.44%  736,986,738
    Cash and Other Assets Less Liabilities...........        0.56%    4,175,610
                                                            -----  ------------
    Net Assets.......................................      100.00% $741,162,348
                                                           ======  ============

                                                         Number of
                                                         Contracts    Value
                                                         --------- ------------
Net Unrealized Depreciation on Futures Contracts
  Standard and Poor's September 1999 Short Futures......     57(b) $   (841,192)
                                                                   ------------

--------
(a) Non-income producing security.

(b) The extended market value of the short futures was $19,689,225 (representing 2.66% of the Fund's net assets) with a cost of $18,848,033.

  For Federal income tax purposes, the tax basis of investments owned at June 30, 1999 was $663,619,154 and net unrealized appreciation on investments consisted of:

     Gross unrealized appreciation................................ $ 91,089,065
     Gross unrealized depreciation................................  (17,721,481)
                                                                   ------------
     Net unrealized appreciation.................................. $ 73,367,584
                                                                   ============





                       See notes to financial statements.

                              THE ZWEIG FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  June 30,1999
                                  (Unaudited)

ASSETS
 Investments, at value (identified cost $663,428,768) ............ $736,986,738
 Cash ............................................................      339,368
 Dividends and interest receivable................................    1,107,982
 Receivable for investments sold .................................   10,623,468
 Prepaid expenses ................................................       29,267
 Deposit with broker for futures contracts........................    1,335,938
                                                                   ------------
   Total Assets...................................................  750,422,761
                                                                   ------------
LIABILITIES
 Payable for investments purchased................................    8,291,433
 Accrued advisory fees (Note 5) ..................................      508,471
 Accrued administration fees (Note 5) ............................        2,623
 Variation margin for futures contracts ..........................      356,250
 Other accrued expenses...........................................      101,636
                                                                   ------------
   Total Liabilities..............................................    9,260,413
                                                                   ------------
NET ASSETS ....................................................... $741,162,348
                                                                   ============
NET ASSET VALUE, PER SHARE
 ($741,162,348/ 60,135,623 shares outstanding--Note 6)............       $12.32
                                                                   ============
Net Assets consist of:
 Capital paid-in ................................................. $618,446,376
 Undistributed net investment income..............................    4,791,331
 Undistributed net realized gain on investments...................   45,207,863
 Net unrealized appreciation on investments ......................   72,716,778
                                                                   ------------
                                                                   $741,162,348
                                                                   ============

                            STATEMENT OF OPERATIONS
                     For the six months ended June 30, 1999
                                  (Unaudited)

Investment Income
 Income
   Dividends......................................................   $5,233,458
   Interest.......................................................    3,545,136
                                                                    -----------
     Total Income.................................................    8,778,594
                                                                    -----------
 Expenses
   Investment advisory fees (Note 5) .............................    3,026,083
   Administration fees (Note 5) ..................................      462,839
   Transfer agent fees............................................      170,650
   Printing and postage expenses..................................      115,207
   Professional fees (Note 5) ....................................       41,107
   Custodian fees.................................................       40,562
   Directors' fees and expenses (Note 5) .........................       46,989
   Miscellaneous..................................................       83,824
                                                                    -----------
     Total Expenses...............................................    3,987,261
                                                                    -----------
      Net Investment Income.......................................    4,791,333
                                                                    -----------
Realized and Unrealized Gains
 Net realized gains (losses) on
   Investments....................................................   63,823,116
   Securities sold short .........................................      (95,812)
   Futures........................................................     (508,640)
                                                                    -----------
      Net realized gains..........................................   63,218,664
 Decrease in unrealized appreciation on investments, securities sold short and futures .........................................  (14,888,751)
                                                                    -----------
   Net realized and unrealized gain on investments, securities
    sold short and futures........................................   48,329,913
                                                                    -----------
   Net increase in net assets resulting from operations...........  $53,121,246
                                                                    ===========

                       See notes to financial statements.

                              THE ZWEIG FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (Unaudited)

                                                  For the           For the
                                              Six Months Ended    Year Ended
                                               June 30, 1999   December 31, 1998
                                              ---------------- -----------------
Increase in Net Assets
  Operations
    Net investment income....................   $  4,791,333     $ 13,216,655
    Net realized gains on investments,
     securities sold short and futures.......     63,218,664       58,058,403
    Decrease in unrealized appreciation on
     investments, securities sold short and
     futures.................................    (14,888,751)     (31,996,047)
                                                ------------     ------------
      Net increase in net assets resulting
       from operations.......................     53,121,246       39,279,011
                                                ------------     ------------
  Dividends and distributions to shareholders
   from
    Net investment income....................     (2,405,425)     (20,309,033)
    Net realized gains on investments,
     securities sold short and futures.......    (33,074,603)     (48,234,897)
                                                ------------     ------------
      Total dividends and distributions to
       shareholders..........................    (35,480,028)     (68,543,930)
                                                ------------     ------------
  Capital share transactions
    Net asset value of shares issued to
     shareholders in reinvestment of
     dividends from net investment income and
     distributions from net realized gains...            --        15,249,865
    Net proceeds from the sale of shares
     during rights offering..................            --        71,170,393
                                                ------------     ------------
    Net increase in net assets derived from
     capital share transactions..............            --        86,420,258
                                                ------------     ------------
    Net increase in net assets...............     17,641,218       57,155,339
                                                ------------     ------------
  Net Assets
    Beginning of period......................    723,521,130      666,365,791
                                                ------------     ------------
    End of period (including undistributed
     net investment income of $4,791,331 and
     2,405,423, respectively)................   $741,162,348     $723,521,130
                                                ============     ============


                       See notes to financial statements.

                             THE ZWEIG FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1999
                                  (Unaudited)

NOTE 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix") completed the acquisition of Zweig Advisors Inc., the Fund's investment adviser (the "Adviser"); Zweig/Glaser Advisers, the Fund's administrator (the "Administrator") and Zweig Securities Corp. ("ZSC"), an affiliated broker-dealer registered under the Securities Exchange Act of 1934. As a result, the Adviser and ZSC are now subsidiaries of Phoenix, and Zweig/Glaser Advisers LLC, also a subsidiary of Phoenix, has succeeded Zweig/Glaser Advisers as the Administrator. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting LLC.

Note 2 -- Organization

  The Zweig Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986.

Note 3 -- Significant Accounting Policies

  The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported mounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available (of which there were none at June 30, 1999) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Securities Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a futures contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Taxes

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

NOTE 4 -- Portfolio Transactions

  During the six months ended June 30, 1999, purchases and sales of investments, excluding short-term investments and futures contracts were:

                                                                   United States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks     Obligations
                                                      ------------ -------------
     Purchases....................................... $342,855,482  $27,107,527
                                                      ============  ===========
     Sales........................................... $552,295,584  $52,691,211
                                                      ============  ===========
     Purchases to cover short sales.................. $  1,080,866
                                                      ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.85% of the Fund's average daily net assets. During the six months ended June 30, 1999, the Fund accrued advisory fees of $3,026,083.

  b) Administration Fee: Zweig/Glaser Advisers LLC serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the six months ended June 30, 1999, the Fund accrued administration fees of $462,839.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $12,840 during the six months ended June 30, 1999, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the six months ended June 30, 1999, the Fund paid Zweig Securities Corp. brokerage commissions of $138,841 in connection with portfolio transactions effected through them. In addition, Zweig Securities Corp. charged $80,576 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Plan.

  One director and certain officers of the Fund are also directors and/or officers of the Adviser and/or Zweig Consulting LLC.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At June 30, 1999, the Fund had one class of common stock, par value $0.10 per share, of which 100,000,000 shares are authorized and 60,135,623 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by State Street Bank & Trust Co. as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan") shareholders not making such election will have all such amounts automatically reinvested by State Street, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the year ended December 31, 1998, 1,262,934 shares were issued pursuant to the Plan.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each period:

                            Six
                           Months
                           ended                Year Ended December 31
                          June 30,   -------------------------------------------------
                            1999       1998       1997      1996      1995      1994
                          --------   --------   --------  --------  --------  --------
Per Share Data:
Net asset value,
 begining of period.....  $  12.03   $  12.63   $  11.45  $  11.06  $  10.33  $  11.68
                          --------   --------   --------  --------  --------  --------
Income From Investment
 Operations:
Net investment income...      0.08       0.23       0.35      0.34      0.39      0.24
Net realized and
 unrealized
 gains(losses)..........      0.80       0.55       2.03      1.15      1.41     (0.45)
                          --------   --------   --------  --------  --------  --------
Total from investment
 operations.............      0.88       0.78       2.38      1.49      1.80     (0.21)
                          --------   --------   --------  --------  --------  --------
Dividends and
 Distributions:
Dividends from net
 investment income......     (0.04)     (0.35)     (0.31)    (0.30)    (0.51)    (0.03)
Distributions from net
 realized gains.........     (0.55)     (0.87)     (0.89)    (0.80)    (0.56)    (1.11)
                          --------   --------   --------  --------  --------  --------
Total Dividends and
 Distributions..........     (0.59)     (1.22)     (1.20)    (1.10)    (1.07)    (1.14)
                          --------   --------   --------  --------  --------  --------
Effect on net asset
 value as a result of
 rights offering***.....       --       (0.16)       --        --        --        --
                          --------   --------   --------  --------  --------  --------
  Net asset value, end
   of period............  $  12.32   $  12.03   $  12.63  $  11.45  $  11.06  $  10.33
                          ========   ========   ========  ========  ========  ========
  Market value, end of
   period**.............  $ 11.125   $10.8125   $  13.25  $ 10.875  $  11.25  $ 10.375
                          ========   ========   ========  ========  ========  ========
Total investment return.      8.56%     (8.68)%    34.76%     6.92%    19.83%   (16.95)%
                          ========   ========   ========  ========  ========  ========
Ratios/Supplemental
 Data:
Net assets, end of
 period (in thousands)..  $741,162   $723,521   $666,366  $589,081  $547,886  $492,004
Ratio of expenses to
 average net assets.....      1.12%*     1.12%      1.16%     1.18%     1.22%     1.25%
Ratio of net investment
 income to average net
 assets.................      1.35%*     1.90%      2.88%     3.12%     3.62%     2.24%
Portfolio turnover rate.      63.2%      68.7%      93.0%    137.2%    160.2%    257.0%

--------
  * Annualized
 ** Closing Price -- New York Stock Exchange.
*** Shares were sold at a 5% discount from the average market price.

                        SUPPLEMENTARY PROXY INFORMATION

  The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on May 5, 1999.

  The meeting was held for the purpose of reelecting Charles H. Brunie and Elliot S. Jaffe as Directors and to ratify PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 1999. The Fund's other Directors who continue in office are Alden C. Olson, James B. Rogers, Jr., Anthony M. Santomero and Martin E. Zweig.

  The results of the above matters were as follows:

                                                   Votes    Votes
Director/Independent Accountants       Votes For  Against Withheld  Abstensions
-------------------------------------- ---------- ------- --------- -----------
Elliot S. Jaffe....................... 47,116,421     N/A 1,104,952       N/A
Charles H.Brunie...................... 47,021,721     N/A 1,199,652       N/A
PricewaterhouseCoopers LLP............ 47,321,555 431,314       --    468,501

-------------------------------------------------------------------------------

  A Special Meeting of Shareholders of The Zweig Fund, Inc. was held on February 25, 1999.

  The meeting was held for the purpose of approving a new investment advisory agreement with Zweig Advisors Inc. and a new servicing agreement for the rendering of sub-advisory services with Zweig Consulting LLC.

  The results of the above matters were as follows:

                                      Votes    Votes
                         Votes For   Against  Withheld Abstensions
                         ---------- --------- -------- -----------
New Investment Advisory
 Agreement.............. 41,551,100 2,866,411   --      1,076,019
New Sub-Advisory
 Servicing Agreement.... 41,498,276 2,909,232   --      1,086,022

-------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations: For general information and literature

(212) 644-2188  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information


                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount of 10% or more from their net asset value.

OFFICERS AND DIRECTORS

Martin E. Zweig, Ph.D.
Chairman of the Board and
President

Jeffrey Lazar
Executive Vice President and
Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Zweig Advisors Inc.
900 Third Avenue
New York, New York 10022

Fund Administrator
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, New York 10022

Custodian
The Bank of New York
One Wall Street
New York, New York 10286

Transfer Agent
State Street Bank & Trust Co.
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

________________________________________________________________________________

  This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation in-tended for use in the purchase of shares of the Fund or any securities men-tioned in this report.

                                                                    4902-SEM(99)


[ZWEIG FUND LOGO APPEARS HERE]


     SEMI-ANNUAL REPORT
     -----------------

       June 30, 1999